SCHEDULE OF FAIR VALUE OF THE WARRANT LIABILITY (Details) - Series E Redeemable Convertible Preferred Shares [Member] - Two Prc Onshore Investment Funds [Member]	Nov. 03, 2020 ¥ / shares	Dec. 31, 2019 ¥ / shares	Sep. 25, 2019 $ / shares
Class of warrant or right, exercise price of warrants or rights | $ / shares			$ 2.45
Measurement Input, Risk Free Interest Rate [Member]
Warrants and rights outstanding, measurement input	0.22	0.35
Measurement Input, Price Volatility [Member]
Warrants and rights outstanding, measurement input	50	53.0
Measurement Input, Expected Dividend Rate [Member]
Warrants and rights outstanding, measurement input	0	0.0
Measurement Input Fair Value of Share [Member]
Class of warrant or right, exercise price of warrants or rights | ¥ / shares	¥ 2.62	¥ 1.30
Measurement Input, Expected Term [Member]
Warrant measurement term	6 months	1 year 2 months 12 days